Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED FEBRUARY 22, 2016

TO PROSPECTUS DATED MAY 1, 2015

The JNF SSGA Retirement Income Portfolio has changed its name and investment objective.

Appendix A has been updated to include the new name and new objective as follows:

Fund Name	Objective
JNF Exceed Defined Shield Index Portfolio	Total return while attempting to reduce portfolio volatility over a full market cycle.

As of March 31, 2016, the following Asset Allocation Models will no longer be offered:

Braver Tactical Balanced

Braver Tactical Opportunity

Braver Tactical Sector Rotation

As of May 1, 2016, all Asset Allocation Models will no longer be offered.

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS.  READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-02-22-2016